EXHIBIT 99.2


                             IN RE: FN ESTATE, INC.
                                    DEBTORS.

                                CASE NO. 03-23143

                        REPORTING PERIOD: NOVEMBER, 2004



             PRIVILEGED AND CONFIDENTIAL INFORMATION MAY BE INCLUDED

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                            Reporting Period: November, 2004

                                                           FN ESTATE, INC.
                                                       MONTHY OPERATING REPORT
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                     FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.                ATTACHED          ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                      X
------------------------------------------------------------------------------------------------------------------------------------
       Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR - 1 (CON'T)              X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of Bank Statements                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
       Cash disbursements journals                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                      X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                      X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
       Copies of tax returns filed during reporting period                                                X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Listing of aged accounts payable                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Debtor                                                                                Date

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Joint Debtor                                                                          Date

/s/ R. Barry Borden                                                                                February 18, 2005
-----------------------------------------------------------------------------                      ---------------------------------
Signature of Authorized Individual*                                                                Date

R. Barry Borden                                                                                    Chairman and President
-----------------------------------------------------------------------------                      ---------------------------------
Printed Name of Authorized Individual                                                              Title of Authorized Individual


                                                               Page 2

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                      Reporting  Period : November, 2004

                                 FN ESTATE, INC.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                       CURRENT      CUMULATIVE
                                                        MONTH     FILING TO DATE
--------------------------------------------------------------------------------
                                                        ACTUAL        ACTUAL
--------------------------------------------------------------------------------
 CASH - BEGINNING OF MONTH *                       $ 3,631,829    $    938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 RECEIPTS:
 Collection of Accounts Receivable                      36,028      12,624,658
 Asset Sale Proceeds (Net)                                  --       6,512,269
 Other                                                  20,622       6,842,400
--------------------------------------------------------------------------------
    TOTAL RECEIPTS                                      56,650      25,979,327
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DISBURSEMENTS:
--------------------------------------------------------------------------------
 Payroll and Related Benefits                           46,920       5,605,971
 Travel and Entertainment                                   38          86,256
 Insurance                                                  --         220,780
 Utilities                                                  --       9,633,543
 Occupancy                                               3,358         736,892
 Other                                                      --             537
 G&A                                                   243,025       7,238,719
--------------------------------------------------------------------------------
    TOTAL DISBURSEMENTS                                293,341      23,522,697
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET CASH FLOW                                        (236,691)      2,456,630
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CASH - END OF MONTH                               $ 3,395,138    $  3,395,138
--------------------------------------------------------------------------------

* ENDING CASH INCLUDES $314,352.85 OF RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE, (HSBC ACCOUNT).


                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                    293,341
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                         293,341
--------------------------------------------------------------------------------

                                               UNITED STATES BANKRUPTCY COURT
                                              EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                  Case No. 03-23143
Debtors.                                                                                Reporting  Period : November, 2004

                                                           FN ESTATE, INC.
                                                         BANK RECONCILIATION
                                                         ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------------------------------------------------
                                                            BANK ACCOUNTS
--------------------------------------------------------------------------------------------------------------------------
                     WACHOVIA       WACHOVIA
                     OPERATING      CREDIT    SILICON                   CORP         JANNEY      PETTY
                     DIP            CARD      VALLEY      HSBC *        DEBIT      MONTGOMERY     CASH      TOTAL
                     -----------------------------------------------------------------------------------------------------
BALANCE
 PER BOOKS           $2,469,329.66  $   --    $3,386.24   $314,352.85   $230.15   $607,323.44    $515.59    $3,395,137.93

BANK BALANCE         $2,483,073.61  $   --    $3,386.24   $314,352.85   $230.15   $607,323.44    $515.59    $3,408,881.88
 Plus:
  Deposits
   In Transit                                                                                                          --
 Less: Outstanding
  Checks                (13,743.95)                                                                            (13,743.95)

 Other: Adjustment                                                                                                     --
                     -----------------------------------------------------------------------------------------------------
BALANCE PER BOOKS    $2,469,329.66  $   --    $3,386.24   $314,352.85   $230.15   $607,323.44    $515.59    $3,395,137.93
                     =====================================================================================================


* BANK ACCOUNT HSBC REPRESENTS RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                               Page 4

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                          Reporting  Period : November, 2004
                                                           FN ESTATE, INC.
                                             DISBURSEMENTS FOR PERIOD 8/1/04 TO 8/31/04
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
 TRX DATE    JRNL NO.  AUDIT TRAIL   TRANSACTION    REFERENCE                            NAME                                 AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 11/1/2004   476,262  PMTRX00002403  ACH             APR TO AUG04 FEES                Parente Randolph, LLC             $ 150,860.85
 11/1/2004   476,264  PMTRX00002404  ACH             FEES FEB-MAY04                   FTI Consulting, Inc.                 71,874.53
 11/1/2004   476,265  PMTRX00002405  ACH             Missing 2003 401k contribution
                                                       per audit                      Principal Financial Group             4,225.80
 11/2/2004   476,266  CMTRX00003070  ACH             Payroll 11/4/04                  ADP                                  25,635.45
 11/3/2004   476,269  CMXFR00000253  TRANSFER OUT    Transfer to Wachovia             Transfer To: CREDIT CARD                  5.00
 11/4/2004   476,279  PMCHK00001446  Check           38063                            Capital Recovery Corporation            150.00
 11/4/2004   476,280  PMCHK00001446  Check           38064                            Stock Trans                             450.00
 11/4/2004   476,281  CMTRX00003073  ACH             Payroll Taxes 11/04/04           ADP                                  14,493.98
11/11/2004   476,297  PMCHK00001447  Check           38065                            Storage USA                             441.83
11/11/2004   476,298  PMCHK00001447  Check           38066                            Rufus Harvey                            712.50
11/12/2004   476,299  CMTRX00003076  ACH             Payroll Fees                     ADP                                     251.92
11/16/2004   476,316  CMTRX00003078  ACH             Payroll 11/18/04                 ADP                                   7,330.64
11/18/2004   476,326  PMCHK00001448  Check           38067                            Integrity Personnel                   1,067.08
11/18/2004   476,334  PMCHK00001449  Check           38068                            US LEC                                2,916.00
11/18/2004   476,335  PMCHK00001449  Check           38069                            Capital Recovery Corporation            167.95
11/18/2004   476,336  PMCHK00001449  Check           38070                            Dun & Bradstreet                         41.62
11/18/2004   476,340  CMTRX00003079  ACH             Payroll Taxes 11/18/04           ADP                                   2,775.41
11/19/2004   476,341  CMTRX00003080  ACH             Quarterly payroll reports        ADP                                      85.00
11/26/2004   476,394  CMTRX00003083  ACH             Payroll Fees                     ADP                                     294.66
11/30/2004   476,397  PMCHK00001450  Check           38071                            Integrity Personnel                     890.87
11/30/2004   476,402  PMCHK00001451  Check           38072                            Rufus Harvey                            862.50
11/30/2004   476,403  PMCHK00001451  Check           38073                            PublicEase, Inc                         625.00
11/30/2004   476,404  PMCHK00001451  Check           38074                            Patricia Bose                           182.05
11/30/2004   476,405  PMCHK00001451  Check           38075                            Petty Cash Custodian - Pat Bose         101.28
11/30/2004   476,414  CMTRX00003084  ACH             Payroll for 12-2-04              ADP                                   6,758.15
Various                                              Bank Service Charges                                                     141.38

Total Disbursements                                                                                                     $ 293,341.45


                                                               Page 5

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                       Reporting Period : November, 2004

                                 FN ESTATE, INC.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                      CUMULATIVE
                                                     NOVEMBER     FILING TO DATE
--------------------------------------------------------------------------------
Net Revenues                                       $    (23,927)   $ 14,857,168
Cost of Sales                                           (18,359)     10,981,525
                                                   -----------------------------
  GROSS MARGIN                                     $     (5,568)   $  3,875,642

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,435
  G&A Payroll Expenses                                   30,890       4,029,831
  Occupancy Expenses                                    (19,666)        409,192
  Bankruptcy Expenses                                    68,415       3,267,110
  General and Administrative Expenses                     6,444       3,679,813
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $     86,084    $ 14,913,074
                                                   -----------------------------
  OPERATING INCOME (LOSS)                          $    (91,651)   $(11,037,432)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --    $ (3,720,371)
  Interest Income                                         2,408          25,086
  Other                                                      --       6,227,897
  Impairment/Restructuring Charges                           --     (17,053,482)
                                                   -----------------------------
TOTAL OTHER INCOME (EXPENSE)                       $      2,408    $(14,520,870)

                                                   -----------------------------
NET INCOME INCLUDING REORGANIZATION ITEMS          $    (89,243)   $(25,558,302)
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $     68,415    $  3,255,860
U.S. Trustee Quarterly Fee                                   --          14,500
Interest Earned on Accumulated Cash from Ch.11               --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $     68,415    $  3,270,360

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                       Reporting Period : November, 2004

                                 FN ESTATE, INC.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
ASSETS                                                          REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
Cash & Cash Equivalents                                          $   3,080,785
Restricted Cash                                                        314,353

Accounts Receivable                                                  3,048,827
Less: Allowance for doubtful accounts                                2,498,870
                                                                 --------------
NET ACCOUNTS RECEIVABLE                                                549,957

Prepaid and Other Current Assets                                       150,252

Notes and Other Receivables  - US Lec                                  117,524

Property and Equipment, net                                                850
Other Assets                                                           909,809
                                                                 --------------
TOTAL ASSETS                                                     $   5,123,530
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                              REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
Accounts Payable                                                 $     402,604
Other Accrued Liabilities                                            2,697,553
Deferred Revenue                                                       672,053
                                                                 --------------
                                                                     3,772,210

Other Liabilities                                                       13,662
                                                                 --------------
TOTAL POSTPETITION LIABILITIES                                       3,785,872

DUE TO RELATED COMPANIES                                            12,088,214

LIABILITIES SUBJECT TO COMPROMISE:
Secured Debt                                                            84,116
Priority Debt                                                          280,921
Unsecured Debt                                                      15,843,721
                                                                 --------------
TOTAL PRE-PETITION LIABILITIES                                      16,208,758

STOCKHOLDERS' EQUITY:
Common and Preferred Stock                                          78,434,584
Note Receivable                                                        (75,880)
Accumulated deficit                                               (103,890,767)
Treasury Cost                                                       (1,427,252)
                                                                 --------------
        TOTAL SHAREHOLDERS EQUITY                                  (26,959,315)

                                                                 --------------
 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                        $   5,123,530
================================================================================

                                         UNITED STATES BANKRUPTCY COURT
                                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                          Case No. 03-23143
Debtors.                                                                         Reporting Period : November, 2004

                                                FN ESTATE, INC.
                                          STATUS OF POSTPETITION TAXES
                                              ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------
                                    BEGINNING       AMOUNT
                                       TAX          WITHHELD        AMOUNT                   CHECK NO.  ENDING TAX
                                    LIABILITY      OR ACCRUED        PAID       DATE PAID     OR EFT    LIABILITY
------------------------------------------------------------------------------------------------------------------
FEDERAL
==================================================================================================================
Withholding                       $         --   $   9,590.39   $  9,590.39    11/4, 11/18/04   EFT   $         --
FICA - Employee                             --       2,854.85      2,854.85    11/4, 11/18/04   EFT             --
FICA - Employer                       5,049.42       1,382.90      2,854.86    11/4, 11/18/04   EFT       3,577.46
Unemployment                                --             --            --                                     --
Income                                      --                                                                  --
Other                                       --                                                                  --
------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES            $   5,049.42   $  13,828.14   $ 15,300.10                           $   3,577.46
==================================================================================================================
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
Withholding                       $         --   $   1,926.68   $  1,926.68    11/4, 11/18/04   EFT   $         --
Sales                                  (304.76)            --            --                                (304.76)
Excise                                      --                                                                  --
Unemployment and Disability                 --          42.61         42.61    11/4, 11/18/04   EFT             --
Real Property                               --                                                                  --
Personal Property                           --                                                                  --
Other: OPT                                  --                                                                  --
       State Corp                           --                                                                  --
       Local                                --                                                                  --
------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL          $    (304.76)  $   1,969.29   $  1,969.29                           $    (304.76)
------------------------------------------------------------------------------------------------------------------
Total Taxes                       $   4,744.66   $  15,797.43   $ 17,269.39                           $   3,272.70
==================================================================================================================


                                     SUMMARY OF UNPAID POST PETITION DEBTS
                                              ($ IN REAL NUMBERS)
-------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF DAYS PAST DUE
                                              ---------------------------------------------------------------------
                                                   0 - 30      31 - 60       61 - 90        OVER 90         TOTAL
-------------------------------------------------------------------------------------------------------------------
Accounts Payable                              $      (4.37)  $ 15,638.02   $ 18,477.00   $ 300,518.89  $ 334,629.54
Wages Payable                                    42,975.90                                                42,975.90
Taxes Payable                                     3,272.70                                                 3,272.70
Rent / Leases - Building                                --            --            --       3,137.96      3,137.96
Rent / Leases - Equipment                               --            --            --      45,647.92     45,647.92
Secured Debt / Adequate Protection Payments                                                                      --
Professional Fees                                                     --            --      19,188.69     19,188.69
Amounts Due to Insiders *                                                                                        --
Other:                                                                                                           --
Other:                                                                                                           --
--------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $  46,244.23   $ 15,638.02   $ 18,477.00   $ 368,493.46  $ 448,852.71
====================================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                     Page 8

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                            Reporting Period: November, 2004

                                                           FN Estate, Inc
                                    POST-PETITION ACCOUNTS PAYABLE AGING AS OF NOVEMBER 30, 2004
                                                                                               31 to    61 to       91 to
     Vendor ID                  Name            Class ID       Type        Balance   Current     60       90         120    Over 120
------------------------------------------------------------------------------------------------------------------------------------
DFS-001-5684657   DELL FINANCIAL SERVICES       NET 30   LEASE-EQUIP      5,571.17    0.00       0.00      0.00      0.00   5,571.17
FOREFINANCIAL     Fore Financial Services       NO TERMS LEASE-EQUIP     34,403.35    0.00       0.00      0.00      0.00  34,403.35
GE90132782128     GE CAPITAL                    NET 30   LEASE-EQUIP      2,452.80    0.00       0.00      0.00      0.00   2,452.80
GECAPITAL-NR      GE Capital                    NO TERMS LEASE-EQUIP      1,293.85    0.00       0.00      0.00      0.00   1,293.85
TOSHIBA90132065   Toshiba America Information   NET 30   LEASE-EQUIP         81.70    0.00       0.00      0.00      0.00      81.70
TOSHIBA90132154   Toshiba America Information   NET 30   LEASE-EQUIP        916.49    0.00       0.00      0.00      0.00     916.49
TOSHIBA90132782   TOSHIBA AMERICA INFO SYS INC. NET 45   LEASE-EQUIP        928.56    0.00       0.00      0.00      0.00     928.56
                                                                       -------------------------------------------------------------
                                                                         45,647.92    0.00       0.00      0.00      0.00  45,647.92

GATEWAY-SL        Gateway Realty New Jersey LLC NET 30   LEASE-R.E.       2,250.00    0.00       0.00      0.00      0.00   2,250.00
GOSNELL PROP-NA   Gosnell Properties, Inc.      NET 30   LEASE-R.E.         260.58    0.00       0.00      0.00      0.00     260.58
BRIDGEWATER       Bridgewater Place, L.L.C.     NET 30   LEASE-RESTRUC      335.04    0.00       0.00      0.00      0.00     335.04
STATETOWER        State Tower of Syracuse Asso  NET 30   LEASE-RESTRUC       32.34    0.00       0.00      0.00      0.00      32.34
RALPHPARKING      Ralph Parking Company         NET 30   LEASE-TOWER        135.00    0.00       0.00      0.00      0.00     135.00
WILDER            WILDER 4 CORNERS ASSOCIATES   NET 30   LEASE-TOWER        125.00    0.00       0.00      0.00      0.00     125.00
                                                                       -------------------------------------------------------------
                                                                          3,137.96    0.00       0.00      0.00      0.00   3,137.96

COZEN & OCONNOR   Cozen & OConnor               NO TERMS PROF             3,479.02    0.00       0.00  3,479.02      0.00       0.00
J B EDWARDS FIN   J B Edwards Financial                  PROF               709.67    0.00       0.00      0.00      0.00     709.67
RSM MCGLADREY     RSM McGladrey, Inc.           NET 30   PROF            15,000.00    0.00       0.00      0.00      0.00  15,000.00
                                                                       -------------------------------------------------------------
                                                                         19,188.69    0.00       0.00  3,479.02      0.00  15,709.67

ADELP5310000014   Adelphia Business Solutions   NET 45   TELCO              955.21    0.00       0.00      0.00      0.00     955.21
ADELP5330000030   Adelphia Business Solutions   NET 45   TELCO            3,727.14    0.00       0.00      0.00      0.00   3,727.14
ATT6109540488     AT&T                          MAIN     TELCO               35.40    0.00       0.00      0.00      0.00      35.40
ATT80020301505    AT&T                          NET 45   TELCO            6,190.55    0.00       0.00      0.00      0.00   6,190.55
CONESTOGATELECO   Conestoga Tel. & Tel. Co.     NET 45   TELCO              410.49    0.00       0.00      0.00      0.00     410.49
CTSI7170846610    CTSI                          NET 45   TELCO            1,870.38    0.00       0.00      0.00      0.00   1,870.38
ADELPH526000018   PECO ADELPHIA                 NET 45   TELCO              316.22    0.00       0.00      0.00      0.00     316.22
PECO5260000035    Peco Adelphia Communications  NET 45   TELCO              845.71    0.00       0.00      0.00      0.00     845.71
PECO5320000002    Peco/Hyperion-Allentown       NET 45   TELCO           19,877.17    0.00       0.00      0.00      0.00  19,877.17
SPRINT            Sprint                        MAIN     TELCO              365.36    0.00       0.00      0.00      0.00     365.36
TELCOV521000018   TELCOVE                       NET 45   TELCO              198.60    0.00       0.00      0.00      0.00     198.60
VERIZON61061409   VERIZON                       NET 30   TELCO               72.14    0.00       0.00      0.00      0.00      72.14
VERIZON61080703   VERIZON                       NET 30   TELCO              957.92    0.00       0.00      0.00      0.00     957.92
VERIZON61080709   VERIZON                       NO TERMS TELCO              995.53    0.00       0.00      0.00      0.00     995.53
VERIZON84545251   VERIZON                       NET 30   TELCO               (4.37)  (4.37)      0.00      0.00      0.00       0.00
                                                                       -------------------------------------------------------------
                                                                         36,813.45   (4.37)      0.00      0.00      0.00  36,817.82

MURDOCH B - BOD   Britt Murdoch                 NO TERMS                  1,250.00    0.00       0.00      0.00      0.00   1,250.00
CITY OF GRAND R   City of Grand Rapids          NET 30                      988.66    0.00       0.00      0.00      0.00     988.66
BARZLINDAK-CR     Linda Barz                    NO TERMS                     23.90    0.00       0.00      0.00      0.00      23.90
MERCANTEC         Mercantec, Inc.               MAIN                      8,381.25    0.00       0.00      0.00      0.00   8,381.25
PECOENERGY-NR     Peco Energy                   NO TERMS                  1,652.58    0.00       0.00      0.00      0.00   1,652.58
UGI519391743534   UGI Utilities Inc             NO TERMS                    694.70    0.00       0.00      0.00      0.00     694.70
UAS-NA            Universal Atlantic Systems,   NET 30                       31.00    0.00       0.00      0.00      0.00      31.00
USLEC             US LEC                                                254,794.00    0.00       0.00 12,159.00 18,477.00 254,158.00
                                                                       -------------------------------------------------------------
                                                                        297,816.09    0.00       0.00 12,159.00 18,477.00 267,180.08

                                                                       -------------------------------------------------------------
Totals                                                                  402,604.11   (4.37)      0.00 15,638.02 18,477.00 368,493.46
====================================================================================================================================

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                       Reporting Period : November, 2004

                                 FN ESTATE, INC.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 3,084,687
+ Amounts billed during the period                                           --
- Amounts collected during the period                                   (36,028)
+ Adjustments (Credit Memos, Debit Memos, journal entries)                 (150)
+ Other Adjustments                                                         318
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 3,048,827
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $    10,969
31 - 60 days old                                                        (17,235)
61 - 90 days old                                                         47,217
91+ days old                                                          3,007,877
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             3,048,827
Amount considered uncollectable (Bad Debt)                           (2,498,870)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $   549,957
================================================================================



                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
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